Exhibit 10.6

FIRST AMENDMENT TO THE

AMENDED & RESTATED LIMITED LICENSE AGREEMENT

This First Amendment to the Amended & Restated Limited License Agreement (“First Amendment”) is made this 20th day of April, 2023 and is entered into retroactively as of the 28th day of April, 2022 (the “Effective Date”) when the Limited License Agreement was first entered by and between MyMD Pharmaceuticals, Inc., a New Jersey corporation having a place of business at 855 N. Wolfe St., Suite 601, Baltimore, Maryland 21205 (“MYMD”) and MIRA Pharmaceuticals, Inc. (f/k/a MIRA1a Therapeutics, Inc.), a Florida corporation having a place of business at 900 West Platt St., Suite 200, Tampa, Florida 33606-2173 (“MIRA”). MYMD and MIRA may be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Amended & Restated Limited License Agreement (“Agreement”) was entered into by and between both Parties on the 27th day of June, 2022 and is retroactive to the Effective Date; and

WHEREAS, the Parties wish to extend the term of the Agreement and the term and nature of the licenses granted under Sections 5.2 and 5.3,

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

1.1 Definitions. As used in this First Amendment, all terms are as defined in the Agreement unless the context herein clearly and unambiguously dictates otherwise.

(a)	“MIRA1a™ Foreign IP Rights” means the patents and applications listed in Schedule A appended hereto.

(b)	“Supera-CBD™ IP Rights” means the patents and applications listed in Schedule B appended hereto.

1.2 Non-Waiver. Unless otherwise specifically waived, mere execution of this First Amendment shall not be construed to mean a waiver of any rights of either party or of any breach or default under the Agreement.

1.3 Modification Requires Written Amendment. Provisions of the Agreement not expressly modified/amended by this First Amendment shall continue to apply without any change thereto.

1.4 Grant of Limited License. Section 5.2 of the Agreement is replaced by the following:

Subject to the limitations hereof, MYMD further hereby grants to MIRA a perpetual, worldwide, non-exclusive, royalty-free license under the Supera-CBD™ IP Rights solely to the extent that Supera-CBD™ may be used as a synthetic intermediate in the manufacture of MIRA1a™ during the term of this Agreement, provided that MYMD expressly reserves all rights to commercialize MIRA1a in the Excluded Territory and MIRA will not itself, and will not assist any third party to, commercialize MIRA1a in any part of the Excluded Territory. The Parties contemplate potentially licensing MIRA rights under a mutually-agreed written license agreement before MIRA commercializes any composition including MIRA1a or any Licensed Product in the Excluded Territory. Additionally, the Parties agree and understand that the license granted under this Section 5.2 does not convey any rights under the MIRA1a™ Foreign IP Rights. The term “Excluded Territory” as used herein means the following jurisdictions: Australia, Belgium, the UK, Canada, China, Czech Republic, the Netherlands, France, Germany, Greece, Hungary, Ireland, Israel, Italy, Japan, Malta, Poland, Portugal, Romania, Spain, South Korea, and Sweden.

Section 5.3 of the Agreement is replaced by the following:

In consideration of the premises and covenants herein contained and subject to the limitations hereof, MIRA hereby grants to MYMD a perpetual, non-exclusive, royalty-free license under the MIRA1a™ Improvements to make, have made, offer for sale, sell, import, export, and use Licensed Products, subject to the provisions of Section 2.2.

1.5 Term of Agreement. Section 6.1 of the Agreement is replaced by the following:

The license to the MIRA1a™ Foreign IP Rights under Section 5.1 of the Agreement will expire on April 28, 2023; otherwise, subject to the limitations and conditions of this Agreement the licenses to the Supera-CBD™ IP Rights under Section 5.2 and the MIRA1a™ Improvements under Section 5.3 will be in effect from the Effective Date and continue perpetually.

1.6 Notices. Section 7.14 is amended by replacing the MIRA1a name and notice address to the following:

“If to MIRA:

MIRA Pharmaceuticals, Inc.

900 West Platt St., Suite 200

Tampa, FL 33606-2173

Attn: Christo Nicholoudis, General Counsel

Email: christos@mirapharma.com “

1.7 Entire Agreement. This First Amendment, along with the Agreement and updated attached Schedule, constitutes the entire agreement between the Parties with respect to the subject matter herein, and supersedes all prior agreements, proposals, negotiations, representations or communications relating to such subject matter. The Parties acknowledge that they have not been induced to enter into this Agreement by any representations or promises not specifically stated herein.

1.8 Execution; Counterparts. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures in a fixed electronic format such as PDF shall have the same effect as originals.

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS FIRST AMENDMENT AS OF THE EFFECTIVE DATE.

MYMD PHARMACEUTICALS, INC.		MIRA PHARMACEUTICALS, INC.

By:	/s/ Chris Chapman, M.D.	By:	/s/ Erez Aminov
	Chris Chapman, M.D.		Erez Aminov
	President		Chief Executive Officer

Schedule A – MIRA1a™ Foreign IP Rights

Australian Patent No. 202102296

Belgian Patent No. 3884936

British Patent No. 3884936

Canadian Patent No. 3,120,993

Chinese Patent Application No. 2021104592836

Czech Patent No. 3884936

Dutch Patent No. 3884936

French Patent No. 3884936

German Patent No. 3884936

Greek Patent No. 3884936

Hungarian Patent No. 3884936

Irish Patent No. 3884936

Israeli Patent No. 282342

Italian Patent No. 3884936

Japanese Patent Application No. 2021-070269

Maltese Patent No. 3884936

Polish Patent No. 3884936

Portuguese Patent No. 3884936

Romanian Patent No. 3884936

Spanish Patent No. 3884936

South Korean Patent No. 10-2374793

Swedish Patent No. 3884936

Schedule B – Supera-CBD™ IP Rights

US Patent No. 11,085,047 B2

Australian Patent No. 2019225717

Belgian Patent No. 3755318

British Patent No. 3755318

Canadian Patent No. 3091776

Chinese Patent Application No. 201980014261X

Czech Patent No. 3755318

Dutch Patent No. 3755318

French Patent No. 3755318

German Patent No. 3755318

Greek Patent No. 3755318

Hungarian Patent No. 3755318

Irish Patent No. 3755318

Israeli Patent No. 276518

Italian Patent No. 3755318

Japanese Patent Application No. 2020-553539

Maltese Patent No. 3755318

Polish Patent No. 3755318

Portuguese Patent No. 3755318

Romanian Patent No. 3755318

Spanish Patent No. 3755318

South Korean Patent No. 10-2332631

Swedish Patent No. 3755318

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